UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2011

CORD BLOOD AMERICA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	65-1078768
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1857 Helm Drive, Las Vegas, NV 89119
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)
_______________________________

Copies to:
Mathew Schissler
1857 Helm Drive, Las Vegas, NV 89119
Phone: (702) 914-7250
Fax: (702) 914-7251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) (3) On September 12, 2011 Cord Blood America, Inc. a Florida Corporation (the “Company”), entered into Executive Employment Agreements with Matthew L. Schissler, the Company’s Chief Executive Officer, and Joseph R. Vicente, the Company’s Chief Operating Officer and Vice President, which are effective as of August 1, 2011 and shall terminate as of December 31, 2014, unless earlier terminated by the Company or the employees.

Mr. Schissler’s Executive Employment Contract has an initial term from August 1, 2011 through December 31, 2011, and is renewable annually thereafter for up to three additional, successive years, and provides for a base salary equal to his previous year’s annual salary, which said salary was set under the provisions of the previous employment agreement entered between Employee and Company in July of 2008.  It also provides for an annual bonus, payable at the discretion of the Board of Directors, equal to 30% of the Employee’s prior year base salary.

Mr. Vicente’s Executive Employment Contract has an initial term from August 1, 2011 through December 31, 2011, and is renewable annually thereafter for up to three additional, successive years and provides for a base salary equal to his previous year’s annual salary, which said salary was set under the provisions of the previous employment agreement entered between Employee and Company in July of 2008.  It also provides for an annual bonus, payable at the discretion of the Board of Directors, equal to 25% of the Employee’s prior year base salary.

Both Agreements also provide for change of control termination bonuses, which provide that if the employee is terminated, his compensation reduced, or the employee terminates his employment within one year after a change in control, then the employee is entitled to a termination benefit in an amount equal to the average annual cash compensation over the three (3) year period preceding the Triggering Event (defined in the Agreements) multiplied by two and one-fourth (2.25), in the case of Mr. Schissler, and two (2) in the case of Mr. Vicente.  The Agreements also provide for termination payments in the absence of a change of control in the event the Company terminates the Employee without cause in an amount equal to all compensation paid by the Company to the Employee for the 24 months preceding the termination, along with health plan and 401k incentives, as stated in the Agreements. (see the Exhibits attached hereto for further information).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Shell company transactions

Not applicable.

(d) Exhibits

Exhibit Number	Description
99.(1)	Executive Employment Agreement with Joseph R. Vicente

99.(2)	Executive Employment Agreement with Matthew L. Schissler

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

CORD BLOOD AMERICA, INC.
(Registrant)

Date: September 12, 2011	By:	/s/ Matthew Schissler
Matthew Schissler,
Chief Executive Officer

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